                          ALLIED SECURITY HOLDINGS LLC

                              AMENDED AND RESTATED

                     RESTRICTED CLASS C UNIT AWARD AGREEMENT

Name of Member:                          William C. Whitmore

Restricted Units:                        20,000.00         Time Based C Units

                                         20,000.00         Performance C Units

Original Grant Date:                     February 19, 2003

Date Restricted Time Based C Units
Restrictions Lapse:                      4,000.00 Units, on December 31, 2003,

                                         4,000.00 Units, on December 31, 2004,

                                         4,000.00 Units, on December 31, 2005,

                                         4,000.00 Units, on December 31, 2006,

                                         4,000.00 Units, on December 31, 2007.

Date Restricted Performance C Units
Restrictions Lapse:                      4,000.00 Units, on December 31, 2003,

                                         4,000.00 Units, on December 31, 2004,

                                         4,000.00 Units, on December 31, 2005,

                                         4,000.00 Units, on December 31, 2006,

                                         4,000.00 Units, on December 31, 2007.

Except to the extent provided otherwise in the Employment Agreement, (i) the
Restricted Time Based C Units shall vest according to the schedule set forth above provided that the Member is employed by SpectaGuard Holding Corporation,
f/k/a/ Gryphon SpectaGuard II, Inc. ("Holding") or any of its affiliates on the applicable vesting date and (ii) the Restricted Performance C Units shall vest according to the schedule set forth above provided that the member is employed by Holding or any of its affiliates on the applicable vesting date and provided further that the Company achieves certain EBITDA targets for the applicable year as described in the Employment Agreement.

         This Restricted Unit Award Agreement (this "Agreement") dated as of the
Original Grant Date, as amended on August 2, 2004, by and between the Allied
Security Holdings LLC (the "Company") and the Member pursuant to the terms of the employment agreement between the Member and Holding (the "Employment
Agreement") and the Operating Agreement of Allied Security Holdings LLC (the
"LLC Agreement"). The Member and the Company hereby agree as follows:

1.       The Company hereby grants to the Member an award of Restricted Units as set forth in Exhibit A hereto.

2.       The grant of this award is conditioned upon the execution by the Member of the LLC Agreement. This award is subject in its entirety to, and incorporates by reference, all the terms and conditions of the
         Employment Agreement and the LLC Agreement.

3.       Restricted Units granted hereby shall not be transferable except as provided in the LLC Agreement.

4.       Defined terms not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Employment Agreement.

This Agreement is made under and subject to all of the provisions of the
Employment Agreement and the LLC Agreement, and all of the provisions of the
Employment Agreement and the LLC Agreement are also provisions of this
Agreement. If there is a difference or conflict between the provisions of this
Agreement and the provisions of the Employment Agreement or the LLC Agreement, the provisions of the Employment Agreement and the LLC Agreement, as applicable, will govern. By signing this Agreement, the Member accepts and agrees to all of the foregoing terms and provisions and to all of the terms and provisions of the
LLC Agreement and confirms that he has received a copy of the LLC Agreement.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized representative and the Member has hereunto set his hand as of the Original Grant Date, as amended and restated on August 2, 2004.

                         ALLIED SECURITY HOLDINGS LLC:

                         By: /s/ William A. Torzolini
                             ----------------------------
                         Name: William A. Torzolini
                         Title: Senior Vice President, Chief Financial Officer
                                and Treasurer

                             /s/ William C. Whitmore
                             ----------------------------
                                 William C. Whitmore

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